UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 10, 2015
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	001-31610	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On November 13, 2015, First Banks, Inc. (the "Company") issued a press release announcing its plans to redeem its 8.15% junior subordinated debentures due June 30, 2033 relating to the outstanding 8.15% Cumulative Trust Preferred Securities (the "Trust Securities") issued by First Preferred Capital Trust IV, a copy of which is attached hereto as Exhibit 99.1.
In connection with the redemption, which is expected to be completed on December 31, 2015, the Company expects that the Trust Securities will be delisted from the New York Stock Exchange pursuant to a Form 25 and to effect deregistration of its reporting obligations with the U.S. Securities and Exchange Commission pursuant to a Form 15.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release issued on November 13, 2015 – filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date:	November 13, 2015	By:	/s/	Timothy J. Lathe
Timothy J. Lathe
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release issued on November 13, 2015.

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